UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2015 (January 19, 2015)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On January 19, 2015, the Board of Directors (the “Board”) of Alcoa Inc. (“Alcoa”), upon recommendation of its Governance and Nominating Committee, increased the size of the Board from 12 to 13 directors and appointed Leo Raphael Reif as a director of Alcoa, in each case effective as of March 2, 2015. Dr. Reif was appointed to the class of directors whose terms expire at the annual meeting of shareholders in 2015. He will be appointed to serve on a Board committee at a later date.

Dr. Reif will receive compensation for his service on the Board consistent with that received by Alcoa’s other non-employee directors, as described on pages 15-16 of Alcoa’s definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2014. In addition, Alcoa will enter into an indemnity agreement with Dr. Reif in the form approved in principle by Alcoa shareholders and which Alcoa has entered into with each of its directors to supplement the indemnification coverage provided by Alcoa’s Articles of Incorporation and By-Laws and the Pennsylvania Business Corporation Law. (See Form of Indemnity Agreement between Alcoa and individual directors or officers, incorporated by reference to exhibit 10(j) to Alcoa’s Annual Report on Form 10-K (Commission file number 1-3610) for the year ended December 31, 1987.)

A copy of Alcoa’s press release announcing the appointment of Dr. Reif is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)     On January 19, 2015, the Board approved an amendment to Alcoa’s By-Laws, effective as of March 2, 2015. The amendment amends Article III, Section 1 of the By-Laws to increase the size of the Board from 12 to 13 directors.

The foregoing summary of the amendment to Alcoa’s By-Laws is qualified in its entirety by reference to the full text of the amended By-Laws attached hereto as Exhibit 3 and incorporated herein by reference.

Item 8.01. Other Events.

On January 19, 2015, the Board approved quarterly dividends: (a) a quarterly common stock dividend of 3 cents per share payable February 25, 2015 to holders of record of the common stock at the close of business on February 6, 2015; (b) a dividend of 93.75 cents per share on Alcoa’s $3.75 cumulative preferred stock (“Class A Stock”) payable April 1, 2015 to holders of record of the Class A Stock at the close of business on March 13, 2015; and (c) a dividend of $6.71875 per share on Alcoa’s 5.375% Class B Mandatory Convertible Preferred Stock (“Class B Stock”) payable April 1, 2015 to holders of record of the Class B Stock at the close of business on March 15, 2015. The dividend on the Class B Stock is equivalent to a dividend of $0.671875 per Depositary Share (each Depositary Share representing a 1/10th interest in a share of Class B Stock).

A copy of Alcoa’s press release relating to the foregoing is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

The following are filed as exhibits to this report:

3	By-Laws of Alcoa Inc., as amended effective as of March 2, 2015.

99.1	Alcoa Inc. press release dated January 19, 2015.

99.2	Alcoa Inc. press release dated January 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Audrey Strauss
Name:	Audrey Strauss
Title:	Executive Vice President, Chief Legal
Officer and Secretary

Date: January 22, 2015

EXHIBIT INDEX

Exhibit No.	Description

3	By-Laws of Alcoa Inc., as amended effective as of March 2, 2015.

99.1	Alcoa Inc. press release dated January 19, 2015.

99.2	Alcoa Inc. press release dated January 19, 2015.

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